EXHIBIT 10.107

LOAN NO.: 26-5330848                                        SALT LAKE CITY, UTAH
                                                                 HOMEWOOD SUITES

                               SECURITY AGREEMENT

     SECURITY AGREEMENT (this "Agreement"), made as of September 8, 2000, by APPLE SUITES SPE I, INC., a Virginia corporation ("Debtor"), in favor of FIRST UNION NATIONAL BANK, a national banking association, its successors and assigns ("Secured Party").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, concurrently herewith, Secured Party has extended to Debtor a loan in the principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (the "Loan"), which is evidenced by that certain Promissory Note dated of even date herewith (the "Note"), executed by Debtor and payable to the order of Secured Party in such amount and is secured by, among other things, that certain Deed of Trust, Security Agreement and UCC Fixture Filing, dated of even date herewith, given by Debtor for the benefit of Secured Party (the "Deed of Trust"), encumbering that certain real property situated in the County of Salt Lake, State of Utah (the "State"), as more particularly described on Exhibit A attached hereto and incorporated herein by this reference (collectively, the "Premises"); and

     WHEREAS, as a condition to making the Loan, Secured Party has required that Debtor grant to Secured Party a security interest with respect to certain property of Debtor, upon the terms and conditions as hereinafter set forth,

     NOW, THEREFORE, in consideration of the making of the Loan, the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby covenants and agrees for the benefit of Secured Party as follows:

     1. COLLATERAL: As security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Obligations (as hereinafter defined) and to induce Secured Party to make the Loan, Debtor hereby grants to Secured Party a continuing security interest in all of Debtor's right, title and interest (if any) in, to and under the following property now or hereafter located on or relating to the Premises, whether presently owned or hereafter acquired (exclusive of any of the foregoing owned or leased by tenants of space in the Premises, including, without limitation, the tenant under the Percentage Lease (as hereinafter defined)) (Debtor's right, title and interest in all such property being referred to, collectively, as the "Collateral"):

     (a) all structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Premises (the "Improvements", the Premises and the Improvements being referred to as the "Real Property");

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     (b) all furniture,  furnishings,  fixtures, goods, equipment,  inventory or personal property owned by Debtor and now or hereafter located on, attached to or used in and about the Improvements, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all
appliances,   plumbing,  heating,  air  conditioning,   lighting,   ventilating,
refrigerating, disposal and incinerating equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Debtor as are now and hereafter used or furnished in operating the Improvements, or the activities conducted therein (including, without limitation beds, bureaus, chiffoniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage
racks,  stools,  sofas,  chinaware,   linens,  pillows,   blankets,   glassware,
foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, facsimile machines, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling an air-conditioning systems,
elevators,    escalators,   fittings,   plants,   apparatus,   stoves,   ranges,
refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers), other customary hotel equipment and all building materials and equipment hereafter situated on or about the Premises or Improvements, and, to the extent assignable, all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor;

     (c) all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other emblements now or hereafter located on the Premises or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Deed of Trust Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Debtor;

     (d) to the extent assignable, all water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the
Premises or the Improvements, or any part thereof, together (i) with all utilities, utility lines, utility commitments, utility capacity, capital recovery charges, impact fees and other fees paid in connection with same, (ii) reimbursements or other rights pertaining to utility or utility services provided to the Premises and/or Improvements and (iii) the present or future use or availability of waste water capacity, or other utility facilities to the extent same pertain to or benefit the Premises and/or Improvements, including, without limitation, all reservations of or commitments covering any such use in the future whether now existing or hereafter created or acquired;


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     (e) all minerals,  crops, timber,  trees,  shrubs,  flowers and landscaping features now or hereafter located on, under or above the Premises;

     (f) all funds now or hereafter on deposit in the Impound Account and the Replacement Reserve (each as defined in the Deed of Trust);

     (g) (i) all leases, licenses, concessions and occupancy agreements of all or any part of the Premises or the Improvements and any and all guarantees, extensions, renewals, replacements and modifications thereof (collectively, the "Leases"), including, without limitation, that certain Amended and Restated Hotel Lease Agreement dated November 24, 1999, between Debtor, as lessor, and Apple Suites Management, Inc., as lessee, with any guaranty of the performance and payment thereunder (the "Percentage Lease"), and (ii) all rents, royalties, issues, profits, revenue, income, all revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms and recreational facilities, parking charges, and other benefits (collectively, the "Rents" or "Rents and Profits") of the Premises, the Improvements or the fixtures or equipment, now or hereafter arising from the use or enjoyment of all or any portion thereof or rendering of services by Debtor or any operator or manager of the hotel or the commercial space located in the Improvements (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores and offices), and (iii) all concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, vending machine sale or from any lease, license, tenancy, concession, occupancy agreement or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and any other items of revenue, receipts or other income as identified in the Uniform System of Accounts for Hotels, 9th Edition as published by the Hotel Association of New York City, Inc. (1996) and (iv) all cash or securities (the "Security Deposits') deposited in any security deposit account (the "Security Deposit Account") to secure performance by the tenants, lessees or licensees, as applicable, of their obligations under any such leases, licenses, concessions or occupancy agreements, whether said cash or securities are to be held until the expiration of the terms of said leases, licenses, concessions or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of said terms;

     (h) To the extent assignable (i) all contracts and agreements now or hereafter entered into or binding upon Debtor relating to the management, maintenance or operation of any part of the Premises or the Improvements (collectively, the "Contracts") and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property leases and
(ii) any contracts or documents relating to construction on any part of the Premises or the Improvements (including plans, drawings, surveys, tests, reports, bonds and governmental approvals);

     (i) to the extent assignable, all present and future real estate tax refunds and monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Premises or the Improvements;

     (j) to the extent assignable, all present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including, without


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


limitation, trademarks, trade names, service marks and symbols now or hereafter used in connection with any part of the Premises or the Improvements, all names by which the Premises or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Debtor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Premises or the Improvements) and all notes or chattel paper relating to the ownership, operation or maintenance of the Real Property (exclusive of any of the foregoing owed to tenants or any other third parties) (collectively, the "General Intangibles");

     (k) to the extent assignable, all water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Premises or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Premises or the Improvements;

     (l) all building materials, supplies and equipment now or hereafter placed on the Premises or in the Improvements and, to the extent assignable, all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Premises or the Improvements;

     (m) to the extent assignable, all right, title and interest of Debtor in any insurance policies or binders now or hereafter relating to the Deed of Trust Property, including any unearned premiums thereon;

     (n) all proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

     (o) all other or greater rights and interests of every nature in the Premises or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Debtor.

     2. USE OF COLLATERAL: The Collateral shall be used only for business purposes.

     3. OBLIGATIONS: As used herein, the term "Obligations" shall mean, collectively, the following:

     (a) All obligations of Debtor or any indemnitor or guarantor under the Loan to Secured Party, direct or indirect, absolute or contingent, now existing or hereafter arising in connection with the Loan, including, but not limited to, the payment, performance and observance of any obligation, term or condition of the documents described in Exhibit B (all of such documents and instruments, as the same may be amended, consolidated, extended, renewed, modified, restated or replaced from time to time, collectively, the "Loan Documents");


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


     (b) All expenditures made or incurred by Secured Party to protect and maintain the Collateral and to enforce its rights under this Security Agreement, as more fully set forth herein; and

     (c) Any and all future advances made under the Note, the Deed of Trust or any of the other Loan Documents.

     4. WARRANTIES AND REPRESENTATIONS: Debtor warrants and represents to Secured Party that:


     (a) With respect to that portion of the Collateral in which Debtor has any right, title or interest on the date hereof, such ownership or other right, title or interest is free and clear of all liens, security interests, adverse claims and encumbrances (other than the security interest created hereby, the security interest created by the Deed of Trust and those subordinate security interests, if any, created in connection with any junior encumbrances on the Property to which Secured Party shall have consented in writing in its sole and absolute discretion).

     (b) No financing statement covering Debtor's interest in any of the Collateral is on file in any public office, other than the financing statement evidencing the security interest created hereby.

     (c) The execution and delivery of this Security Agreement will not violate any law, agreement or document governing Debtor or to which Debtor is a party.

     (d) The principal place of business of Debtor is 9 North 3rd Street, Richmond, VA 23219.

     5. COVENANTS OF DEBTOR: Except as may otherwise be set forth in or allowed under the terms of any of the other Loan Documents, Debtor covenants and agrees that unless and until Secured Party expressly agrees in writing to another course of action:

     (a) The Collateral shall not be removed from the County of Salt Lake, State of Utah, without the prior written consent of Secured Party.

     (b) Debtor shall not sell, pledge, hypothecate, transfer, lease, assign, abandon or otherwise dispose of its interest in any of the Collateral or any interest therein except (i) in connection with a transfer expressly permitted under the Deed of Trust, or (ii) replacement of collateral in accordance with the Deed of Trust provided that simultaneously therewith, new items of Collateral of a similar kind and of at least equivalent value are substituted therefor on which Secured Party will immediately have a valid first lien and security interest.

     (c) Debtor (or the tenant under the Percentage Lease, as the case may be) shall keep the Collateral in good condition and repair, subject to ordinary wear and tear, properly maintained and free of liens, security interests and encumbrances (other than the security interest


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created hereby,  the security  interest created by the Deed of Trust and subject to Permitted Encumbrances (as defined in the Deed of Trust).

     (d) Debtor shall promptly notify Secured Party of any default under this Security Agreement.

     (e) Except as otherwise provided in the Deed of Trust, Debtor shall not use the Collateral in violation of any applicable statute, ordinance or insurance policy.

     (f) Debtor shall defend Debtor's title, if any, the Collateral against the claims and demands of all persons and entities.

     (g) Except as otherwise may be provided for in the Deed of Trust, Debtor shall pay promptly and before delinquency all taxes and assessments with respect to the Collateral and shall deliver to Secured Party, on demand, a receipt or other evidence satisfactory to Secured Party of the payment thereof.

     (h) Debtor shall, at any time upon demand of Secured Party, exhibit to and allow inspection by Secured Party of the Collateral and shall, promptly upon request from Secured Party, deliver to Secured Party an accurate, current inventory of the Collateral in such detail as Secured Party shall reasonably require.

     (i) Debtor shall keep (or cause the tenant under the Percentage Lease to keep) the Collateral insured as required in the Deed of Trust. The provisions of the Deed of Trust shall apply with respect to application of insurance proceeds following any damage to the Collateral covered by insurance.

     (j) Provided Secured Party shall have given Debtor reasonable prior notice and an opportunity to cure, and subject to the terms and conditions of the Deed of Trust, Secured Party, at its option, may discharge taxes, liens, security interests and other encumbrances against the Collateral (except for any such liens, security interests or encumbrances provided in or permitted by the terms of the Deed of Trust) and may pay for the repair of any damage to the Collateral, the maintenance and preservation thereof and insurance thereon if not otherwise promptly paid or performed by Debtor. Debtor shall reimburse Secured Party on demand for any payments as made, plus interest thereon at the Default Interest Rate (as defined in the Note) from the date of such payment. Any such payments made by Secured Party, together with interest thereon, shall be secured by the Collateral as provided herein and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     (k) From time to time Debtor shall execute financing statements and other documents in form satisfactory to Secured Party (and pay the cost of filing or recording thereof in whatever public offices Secured Party deems necessary) and perform such other acts as Secured Party may reasonably request to perfect and maintain a valid security interest in the Collateral, including, upon Secured Party's request, transferring to Secured Party any Collateral in which a security interest may be perfected only by taking possession thereof.


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     (l) Debtor shall not move its principal  place of business or its books and records relating to the Collateral without first giving thirty (30) days' prior written notice thereof to Secured Party.

     (m) Debtor shall not change its name or otherwise do anything which would make the information set forth in the financing statements relating to the Collateral materially misleading without first giving thirty (30) days' prior written notice thereof to Secured Party.

     6. EVENTS OF DEFAULT: An Event of Default (as defined in the Deed of Trust) shall constitute an Event of Default under this Security Agreement.

An Event of Default under this Security Agreement shall constitute an Event of Default under each of the other Loan Documents.

     7. RIGHTS AND REMEDIES:

     (a) Upon the occurrence of an Event of Default hereunder, Secured Party may, without further notice or demand, declare any of the Obligations immediately due and payable and this Security Agreement in default, and thereafter, Secured Party shall have the remedies of a secured party under the Uniform Commercial Code as then in effect in the State and all other rights and remedies at law or in equity available to secured creditors in the State, including, without limitation, the right to take possession of the Collateral and any proceeds thereof. To take possession, Secured Party may enter upon any premises where the Collateral is kept and remove the Collateral or any proceeds therefrom to the extent permitted by applicable law. If notice is required by law, ten (10) days' prior written notice given to Debtor (pursuant to the notice provisions contained in the Deed of Trust) of the time and place of any public sale of the Collateral or of the time of or after which any private sale or any other intended disposition of the Collateral is to be made shall be deemed to be reasonable notice to Debtor. No such notice shall be necessary if the Collateral is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Proceeds of any sale or other disposition of the Collateral may be applied to the Obligations in whatever order or priority Secured Party may subjectively determine.

     (b) During the time that Secured Party is in possession of the Collateral, and to the extent permitted by law, Secured Party shall have the right to hold, use, operate, manage and control all or any part of the Collateral, to make all such repairs, replacements, alterations and improvements of the Collateral it deems proper, and to demand, collect and retain all earnings, proceeds and other sums due or to become due with respect to the Collateral, accounting only for the net earnings arising from such use and charging against receipts from such use all costs, expenses, charges, damage or loss by reason of such use. Notwithstanding the foregoing, Secured Party shall be entitled also, without further notice or demand and to the extent permitted by law, to have a receiver appointed to take charge of all or any part of the Collateral, exercising all of the rights specified in the immediately preceding sentence.

     (c) Debtor  shall pay to Secured  Party on demand all  reasonable  expenses
(including,   without   limitation,   reasonable   attorneys'  fees,  costs  and
disbursements) actually incurred by


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Secured Party incidental to taking, holding, preparing for sale, selling and the like or otherwise dealing with the Collateral, or actually incurred by Secured Party otherwise in enforcing any term or condition of this Security Agreement or any other Loan Document, together with interest thereon at the Default Interest Rate (as defined in the Note), and all such expenses and interest shall be secured by the Collateral as provided herein and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     (d) Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral.

     (e) Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of indebtedness, as to the occurrence of any default, as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given by Secured Party shall be taken as prima facie evidence of the truth of the facts so stated and recited, absent manifest error.

     (f) Secured Party may appoint or delegate any one or more persons or entities as agent to perform any act or acts necessary or incident to any sale of the Collateral held by Secured Party, including the sending of notices and the conduct of the sale, in the name and on behalf of Secured Party.

     (g) Any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in the Deed of Trust upon giving the same notice with respect to the sale of the Collateral hereunder as is required by the Deed of Trust.

     8. GENERAL:

     (a) The terms and provisions hereof shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. Time is of the essence with respect to all provisions of this Security Agreement. This Security Agreement and the other Loan Documents contain the entire agreements between the parties hereto relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated.

     (b) This Security Agreement shall not be construed to derogate from or impair the lien or provisions of the Deed of Trust with respect to any property described therein which is real property and/or fixtures or which the parties have agreed to treat as real property and/or


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


fixtures. The financing statement filed and the fixture filing recorded pursuant to this Security Agreement are, in part, for the protection of Secured Party if any court shall at any time hold that notice of Secured Party's priority of interest in any property described in the Deed of Trust must, in order to be effective against a particular class of Persons, including, but not limited to, the Federal government or any subdivision or entity thereof, be filed in the Uniform Commercial Code records.

     (c) Debtor hereby indemnifies and holds harmless Secured Party, and its employees, officers and agents, from and against any and all liabilities, claims and obligations which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral (except to the extent any such liabilities, claims or obligations are finally determined by a court of competent jurisdiction to have resulted from Secured Party's willful misconduct or gross negligence) or as a result of Secured Party's seeking to obtain performance of any of the Obligations.

     (d) Without affecting any obligations of Debtor under this Security Agreement and without prejudice to any of its rights hereunder, Secured Party may, without notice or demand, renew, extend or grant indulgences with respect to any of the Obligations, take or release any other collateral as security for any of the Obligations, or add or release any guarantor, endorser, surety or other party to any of the Obligations.

     (e) Debtor hereby waives diligence, presentment, protest, demand and, except as provided in the Loan Documents or as required by applicable law, notice of every kind, as well as the right to require Secured Party to proceed against any Person liable for the payment or performance of any of the Obligations or to foreclose upon, sell or otherwise realize upon or collect or apply any other property, real or personal, securing any of the Obligations, as a condition or prior to proceeding hereunder.

     (f) Unless the context otherwise requires, or unless otherwise defined herein, all terms used herein which are defined in the Uniform Commercial Code as in effect in the State shall have the meanings therein stated.

     (g) Notwithstanding anything to the contrary contained in this Agreement, the liability of Debtor and its officers, directors, general partners, managers, members and principals for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the Loan Documents shall be limited as set forth in Section 2.6 of the Note.

             [THE BALANCE OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, this Agreement is executed and delivered as of the first date set forth hereinabove.


                                     DEBTOR:

                                     APPLE SUITES SPE I, INC.,
                                     a Virginia corporation


                                     By: /s/ Glade M. Knight
                                        -------------------------------
                                        Name:      Glade M. Knight
                                        Title:     President

                                    EXHIBIT A

                                Legal Description

                                    [OMITTED]

                                    EXHIBIT B

                                 Loan Documents


1.   Promissory Note from Apple Suites SPE I, Inc. to First Union National Bank

2. Deed of Trust, Security Agreement and UCC Fixture Filing from Apple Suites SPE I, Inc. to First Union National Bank

3.   Security  Agreement  from Apple Suites SPE I, Inc. to First Union  National
     Bank

4. Indemnity and Guaranty Agreement from Apple Suites, Inc. to First Union National Bank

5. Environmental Indemnity Agreement from Apple Suites SPE I, Inc. and Apple Suites, Inc. to First Union National Bank

6. Assignment of Leases, Rents and Profits from Apple Suites SPE I, Inc. to First Union National Bank

7. Assignment of Contracts and Permits from Apple Suites SPE I, Inc. to First Union National Bank

8.   Consent and Agreement of Manager by Promus Hotels, Inc.

9.   Disbursement Authorization by Apple Suites SPE I, Inc.

10. Receipt and Closing Certificate by Apple Suites SPE I, Inc. and Apple Suites, Inc.

11.  Form W-9 by Apple Suites SPE I, Inc.

12.  Certificate Regarding Organizational Documents by Apple Suites SPE I, Inc.

13. UCC-1 Fixture filings by Apple Suites SPE I, Inc. (Utah Secretary of State and Salt Lake County)

14. UCC-1 Financing Statement by Apple Suites SPE I, Inc. (Virginia State Corporation Commission)